UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

Janux Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40475	82-2289112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10955 Vista Sorrento Parkway, Suite 200 San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 751-4493

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JANX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On January 21, 2026, Janux Therapeutics, Inc. (“Janux” or the “Company”) and Bristol-Myers Squibb Company (“BMS”) entered into an exclusive license and collaboration agreement (the “Collaboration Agreement”) to develop and commercialize an undisclosed, novel tumor-activated therapeutic targeting a validated solid tumor antigen expressed across several human cancer types (the “Collaboration Target”).

Licenses and Exclusivity. Under the Collaboration Agreement, Janux granted BMS an exclusive, sublicensable, royalty-bearing license, under the relevant patents and know-how owned or in-licensed by Janux, to develop, manufacture, commercialize and otherwise exploit a tumor-activated therapeutic targeting the Collaboration Target (the “Licensed Compounds”, and products containing Licensed Compounds, the “Licensed Products”) worldwide for all uses. Janux agreed, during the term of the Collaboration Agreement, not to (i) engage in any discovery, research, development, manufacturing or commercialization activities related to any T-cell engager directed to the Collaboration Target, other than the conduct of activities under the Collaboration Agreement, or (ii) enable any third party to do so, subject to customary exceptions.

Research, Development and Commercialization Activities. Under the Collaboration Agreement, Janux is responsible for conducting, at its own expense and pursuant to an agreed joint development plan, pre-clinical development until IND submission for one Licensed Compound. Thereafter, BMS will have the sole right, at its own expense, to develop, manufacture and commercialize Licensed Products, except that Janux will manufacture and supply Licensed Products to BMS for early clinical development for a limited time period. BMS is obligated to use commercially reasonable efforts to develop and seek regulatory approval of and commercialize at least one Licensed Product in the U.S.

Financial Terms. As consideration for the rights granted to BMS under the Collaboration Agreement, BMS will pay Janux an upfront payment of $15 million and, upon achievement of certain development, regulatory and sales milestones, up to $785 million in milestone payments, including $35 million related to a near term milestone. In addition, BMS is obligated to make tiered royalty payments to Janux based on annual net sales of Licensed Products, with the applicable royalty rates ranging from high-single digit to low-double digit percentages, subject to certain customary reductions. Such royalty obligation is on a Licensed Product-by-Licensed Product and country-by-country basis, beginning on the first commercial sale of a Licensed Product in a country and expiring on the latest of (i) 10 years from such first commercial sale in such country, (ii) the expiration of the last to expire valid claim of the relevant patents in such country or (iii) expiration of regulatory exclusivity for such Licensed Product in such country.

Term and Termination. The Collaboration Agreement will remain in effect until it expires on a Licensed Product-by-Licensed Product and country-by-country basis with the expiration of the applicable royalty term. Each party may terminate the Collaboration Agreement for the uncured material breach or bankruptcy of the other party. BMS may also terminate the Collaboration Agreement for safety reasons and for convenience, and Janux may terminate the Collaboration Agreement for BMS’ cessation of development and commercial activities for Licensed Products. Upon termination of the Collaboration Agreement, all rights and licenses granted to BMS for the Licensed Compounds and Licensed Products will terminate.

Forward Looking Statements

This report contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, the Company’s expectations regarding the timing, scope and results of the Company’s development activities, including its ongoing and planned preclinical studies and clinical trials, the timing of and plans for regulatory filings, the potential benefits of the Company’s product candidates and platform technologies, expectations regarding the use of the Company’s platform technologies to generate novel product candidates, and the upfront payment and other potential fees, milestone and royalty payments, and development activities under the Collaboration Agreement. Factors that may cause actual results to differ materially include the risk that compounds that appear promising in early research do not demonstrate safety and/or efficacy in later preclinical studies or clinical trials, the risk that the Company may not obtain IND approval, uncertainties associated with performing clinical trials, regulatory filings and applications, risks associated with reliance on third parties to successfully conduct clinical trials, the risks associated with reliance on outside financing to meet capital requirements, the fact that the Company has limited control over the efforts and resources that its collaborators devote to advancing development and commercialization of licensed compounds and/or licensed products and the risk that the Company may not receive the potential fees and payments under its collaboration agreements or fully realize the benefits of such collaborations, and other risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “promise,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s periodic and other filings with the Securities and Exchange Commission, which are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 7.01 Regulation FD Disclosure.

On January 22, 2026, the Company issued a press release announcing the execution of the Collaboration Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

The information in this Item 7.01 of this report (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANUX THERAPEUTICS, INC.

Date: January 22, 2026	By:	/s/ David Campbell, Ph.D.
David Campbell, Ph.D.
President and Chief Executive Officer